UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 11, 2003

Exact name of registrant as specified in its charter; Commission File No.:	Address of principal executive offices; zip code; registrant’s telephone number, including area code:	State or other jurisdiction of incorporation or organization; IRS Employer Identification No.:
DQE, Inc. 1-10290	411 Seventh Avenue Pittsburgh, PA 15219 412-393-6000	Pennsylvania 25-1598483

Item 7.    Financial Statements and Exhibits.

99.1	Earnings release for the quarter ended June 30, 2003, issued on August 11, 2003.

Item 12.    Results of Operations and Financial Condition.

On August 11, 2003, DQE issued its earnings release for the quarter ended June 30, 2003. A copy of the release is incorporated herein by reference to Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                DQE, Inc.

(Registrant)

Date August 11, 2003

                /s/    Stevan R. Schott

(Signature)

Stevan R. Schott

Senior Vice President and

Chief Financial Officer

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